AMENDMENT NO. 1
                         TO SECOND AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT
                                 (Growth Funds)


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of November 5, 1996 (the "Amendment"), is entered into by and among PLM EQUIPMENT GROWTH FUND IV, a California limited partnership ("EGF IV"), PLM EQUIPMENT GROWTH FUND V, a California limited partnership ("EGF V"), PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), and PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I") (EGF IV, EGF V, EGF VI, EGF VII and Income Fund I each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF IV, EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I ("FSI"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB"), FLEET BANK, N.A. ("Fleet") and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 11.10 of the Credit Agreement (as defined below) (any one financial institution individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                     RECITAL
in respect of pledA.Annual Borrowers, PLM Equipment Growth Fund III, a California limited partnership ("EGF III"), Lenders and Agent have entered into that certain Second Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996 (the "Credit Agreement"), by and among Borrowers, EGF III, FUNB (as the sole Lender party thereto), and Agent pursuant to which Lenders have agreed to extend and make available to Borrowers certain advances of money.


                  B. Borrowers desire that Lenders and Agent amend the Credit Agreement to increase the aggregate amount of the Commitments by $15,000,000, to extend the Commitment Termination Date, to remove EGF III as a borrower under the revolving credit facility, to add PLM International, Inc., a Delaware corporation ("PLMI"), as a guarantor of FSI's Obligations under the Credit Agreement and FSI's Guaranty Obligations under its Guaranty, as more fully set forth herein.

                  C. FUNB is currently the sole Lender under the Credit Agreement. On the terms and conditions set forth below, Fleet desires to become a Lender under the Credit Agreement and to make Loans to Borrowers with an aggregate Commitment of $15,000,000.

                  D. Subject to the representations and warranties of Borrowers and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  1 Section 1.1 Defined Terms (Commitment). The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is amended by deleting Schedule A to the Credit Agreement entitled "Commitments" referred to in such definition in its entirety and replacing such Schedule A with the Schedule A attached to this Amendment, and the respective Commitment of each Lender in effect from and after the effective date of this Amendment shall be equal to the amount set forth opposite such Lender's name in Schedule A.

         1.2 Section 1.1 Defined Terms (Commitment Termination Date). The definition of "Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Commitment Termination Date" means October 3, 1997.

                  2 Section 1.1 Defined Terms (Guaranty). The definition of "Guaranty" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Guaranty" means, collectively, that certain Guaranty dated as of June 30, 1993, executed by FSI in favor of Lenders and Agent and that certain Guaranty dated as of November 5, 1996, executed by PLMI in favor of Lenders and Agent.

                  3  Section  1.1  Defined  Terms  (Responsible   Officer).  The
definition of "Responsible Officer" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Responsible Officer" means for (i) FSI, any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI having authority to request Advances or perform other duties required hereunder, and (ii) Borrowers, any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF IV, EGF V, EGF VI or EGF VII, as the case may be, or sole manager of Income Fund I, in each case having authority to request Advances or perform other duties required hereunder.

                  4  Section  1.1  Defined  Terms   (Requisite   Lenders).   The
definition of "Requisite Lenders" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66 2/3%) of all such amounts outstanding or the total Commitments, as the case may be; provided, however, that in the event there are only two (2) Lenders, Requisite Lenders means both Lenders.

                  5 Section  2.2.1  Revolving  Facility.  The portion of Section
2.1.1 of the Credit Agreement preceding subsection (a) is deleted and replaced with the following:

                           2.1.1 Revolving Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrowers, on a revolving basis, from the Closing Date until the Business Day immediately preceding the commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility less the aggregate principal amount then outstanding under the TEC AcquiSub Agreement and under the AFG Agreement or (b) for any one Borrower, its respective Borrowing Base or (c) $35,000,000 (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section
         2.1.1. The obligation of Borrowers to repay the Advances made to any Borrower shall be several but not joint.

                  6   Section   2.1.1(a)(i)   Facility   Commitments.    Section
2.1.1(a)(i) of the Credit Agreement is deleted and replaced with the following:

                           (i) On the Funding Date requested by any Borrower (the "Requesting Borrower"), after such Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to such Borrower at the Designated Deposit Account (or such other deposit account at FUNB or such other financial institution as to which such Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. The Requesting Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to the Requesting Borrower incurred in connection therewith shall be due and payable no later than the Maturity Date of such Loan. Each Loan advanced hereunder by each Lender shall be evidenced by the Requesting Borrower's revolving promissory note substantially in the form of Exhibit A (each a "Note").

                  7 Section 3.3.1 General Partner or Manager. Section 3.3.1 of the Credit Agreement is deleted and replaced with the following:

                           3.3.1 General Partner Or Manager. FSI shall have ceased to be the sole general partner of any of EGF IV, EGF V, EGF VI or EGF VII or the sole manager of Income Fund I, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower.

                  8 Section 5 Annual Statements. Section 5.1.2 of the Credit Agreement is deleted and replaced with the following:

Annual Statements. As ( in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by each Borrower and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (B) in the case of such consolidating financial statements, certified by the Chief Financial Officer or Corporate Controller of PLMI;

                  9 Section 6 Borrowers' and FSI's Negative Covenants. Section 6 of the Credit Agreement is deleted and replaced with the following:

         SECTION 6.        BORROWERS' AND FSI'S NEGATIVE COVENANTS.

                           So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to such Borrower and to itself, covenants and agrees as follows:

                  6.1 Liens; Negative Pledges; And Encumbrances. Each Borrower shall not create, incur, assume or suffer to exist, and shall not permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC and TEC AcquiSub) to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

                           6.1.1 Existing Liens disclosed on Schedule 6.1, provided that the obligations secured thereby are not increased;

                           6.1.2 Liens for Charges if payment shall not at the time be required to be made in accordance with Section 5.4;

         (a) in respect of pledg( under workers' compensation laws, unemployment insurance and other types of social security or similar legislation,
         (b) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (c) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent, or (d) incidental to the conduct of the business of such Borrower, any Marine Subsidiary of such Borrower, or any Owner Trustee or any of FSI's Subsidiaries and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of such Borrower, any Owner Trustee or any of FSI's Subsidiaries; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect;

                           6.1.4    Permitted Rights of Others; and

                           6.1.5 Liens granted in favor of Agent on behalf of Lenders under the TEC AcquiSub Agreement and the security agreement and other loan documents delivered by TEC AcquiSub pursuant thereto.

                  6.2 Acquisitions. Each Borrower shall not, and shall not permit any Marine Subsidiary of such Borrower to, and FSI shall not permit TEC and TEC AcquiSub to, make any Acquisition or enter into any agreement to make any Acquisition, other than with respect to the purchase of Equipment in the ordinary course of business or the formation or acquisition of a Marine Subsidiary.

                  6.3 Limitations On Indebtedness. Each Borrower shall not create, incur, assume or suffer to exist, nor permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC and TEC AcquiSub) to create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this Section 6.3 shall not be deemed to prohibit:

                           6.3.1 The Obligations to Lenders and Agent arising hereunder and under the other Loan Documents;

                           6.3.2 Existing Indebtedness disclosed on Schedule 6.3(a) and anticipated Indebtedness disclosed on Schedule 6.3(b);

                           6.3.3 Indebtedness of any Subsidiary of FSI, provided that such Indebtedness is non-recourse as to FSI, TEC and TEC AcquiSub;

                           6.3.4  The   acquisition   of  goods,   supplies   or
         merchandise on normal trade credit;

                           6.3.5  The  endorsement  of  negotiable   instruments
         received in the ordinary course of any Borrower's business as presently conducted;

                           6.3.6 Indebtedness incurred in respect of the deferred purchase price for an item of Equipment, but only to the extent that the incurrence of such Indebtedness is customary in the industry with respect to the purchase of this type of equipment (provided that such Indebtedness shall only be permitted under this
         Section 6.3.6 if, taking into account the incurrence of such Indebtedness, the Borrower incurring such Indebtedness shall not be in violation of any of the financial covenants set forth in Section 7 if measured as of the date of incurrence as determined by GAAP); and

                           6.3.7 Any Guaranty Obligations of any Borrower in the form of performance guaranties undertaken on behalf of a Marine Subsidiary of such Borrower in favor of the charter party in connection with the leasing of a marine vessel on a time charter;

                  6.4 Use Of Proceeds. Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to, use the proceeds of any Loan except for the purpose set forth in Recital C, above, and shall not, and shall not permit any such Marine Subsidiary or such Owner Trustee to, use the proceeds to repay any loans or advances made by any other Person.

                  6.5 Disposition Of Assets. Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to, sell, assign or otherwise dispose of, any of its or their respective assets, except for full, fair and reasonable consideration, or enter into any sale and leaseback agreement covering any of its or their respective fixed or capital assets.

                  6.6 Restriction On Fundamental Changes. Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower to, enter into any transaction of merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except sales (a) of Equipment in the ordinary course of business (for the purposes of this Section 6.6, with respect to any Borrower and any Marine Subsidiary of such Borrower, ordinary course of business shall refer to the business of the Equipment Growth Funds and all Marine Subsidiaries, collectively) and (b) any Subsidiary of FSI (other than TEC AcquiSub) may be merged or consolidated with or into FSI or any wholly-owned Subsidiary of FSI, or be liquidated, wound up or dissolved, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to, FSI or any wholly-owned Subsidiary of FSI; provided that, in the case of such a merger or consolidation, FSI or such wholly-owned Subsidiary shall be the continuing or surviving corporation.

                  6.7 Transactions With Affiliates. Each Borrower shall not, and shall not permit any Marine Subsidiary of such Borrower to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to such Borrower or such Marine Subsidiary than those that might be obtained at the time from Persons who are not such Affiliates.

                  6.8 Maintenance Of Business. Each Borrower shall not, and FSI shall not permit any of its existing Subsidiaries to, engage in any business materially different than the business currently engaged in by such Person.

                  6.9 No Distributions. Each Borrower shall not make, pay or set apart any funds for the payment of distribution to its partners or members if such distribution would cause or result in an Event of Default or Potential Event of Default.

                  6.10 Events Of Default. Each Borrower and FSI shall not take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which either is a party or by which either or any of their Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

                  6.11 ERISA. If any Borrower or FSI or any of their ERISA Affiliates incurs any obligation to contribute to any Pension Plan, then such Borrower or FSI, as the case may be, shall not (a) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (b) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

                  6.12 No Use Of Any Lender's Name. Each Borrower and FSI shall not use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization.

                  6.13 Certain Accounting Changes. Each Borrower shall not change its fiscal year end from December 31, nor make any change in its accounting treatment and reporting practices except as permitted by GAAP; provided, however, that should any Borrower change its accounting treatment or reporting practices in a way that would cause a change in the calculation, or in the results of a calculation, of any of the financial covenants set forth in Section 7, below, then such Borrower shall continue to calculate such covenants as if such accounting treatment or reporting practice had not been changed unless otherwise agreed to by Requisite Lenders.

                  6.14 Amendments Of Limited Partnership Or Operating Agreements. Each Borrower shall not, shall not cause to occur and shall not permit any amendment, modification or supplement of or to any of the terms or provisions of such Borrower's Limited Partnership Agreement or, in the case of Income Fund I, its Operating Agreement, which amendment, modification or supplement would affect, limit or otherwise impair such Borrower's ability to pay the Obligations or perform its obligations under this Agreement or any of the other Loan Documents.

                  11 Note. The forms of Note set forth as Exhibits A-1 through A-6 of the Credit Agreement are deleted and replaced with Exhibit A attached hereto.


                  12 Borrowing Base Certificate. The Borrowing Base Certificate set forth as Exhibit B of the Credit Agreement is deleted and replaced with Exhibit B attached hereto.

                  3.        LIMITATIONS ON AMENDMENTS.

                           1 The amendments  set forth in Section 1, above,  are
effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                           2 This  Amendment  shall be construed  in  connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, each Borrower represents and warrants to each Lender and Agent as follows:

                           (a) Immediately after giving effect to this Amendment
(i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                           (b)  Each  Borrower  has  the  corporate   power  and
authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                           (c) The articles of  incorporation,  bylaws and other
organizational documents of each Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                           (d) The  execution  and delivery by each  Borrower of
this Amendment and the performance by each Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of such Borrower;

                           (e) The  execution  and delivery by each  Borrower of
this Amendment and the performance by each Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting such Borrower, (ii) the articles of incorporation, bylaws, or other organizational documents of such Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (iv) any contractual restriction binding on or affecting such Borrower;

                           (f) The  execution  and delivery by each  Borrower of
this Amendment and the performance by each Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Borrower, except as already has been obtained or made; and

                           (g)  This   Amendment  has  been  duly  executed  and
delivered by each Borrower and is the binding Obligation of each Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  5.   REAFFIRMATION.   Each  Borrower   hereby   reaffirms  its
Obligations under each Loan Document to which it is a party.

                  6. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of:

                           (a) The  execution  and  delivery of this  Amendment,
whether the same or different copies, by Borrowers, Lenders and Agent.

                           (b) The execution and delivery of the Acknowledgement
of Amendment and Reaffirmation of Guaranty attached to this Amendment by FSI.

                           (c)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a Guaranty of FSI's Obligations under the Credit Agreement and FSI's Guaranty Obligations under its Guaranty dated as of the date hereof executed by PLMI in favor of Lenders and Agent.

                           (d)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a certified copy of the records of all actions taken by each Borrower, FSI and PLMI, including all corporate resolutions of each Borrower, FSI and PLMI authorizing or relating to the execution, delivery and performance of this Amendment and the Guaranty, as the case may be.

                           (e)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of Notes executed by each Borrower in favor of each Lender in the stated principal amount equal to each Lender's Pro Rata Share of the Commitments, which Notes will replace and supersede the existing Notes dated May 31, 1996, issued by Borrowers to Agent.

                           (f)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a supplemental fee letter (the "Supplemental Fee Letter") and a supplemental agent's side letter (the "Supplemental Agent's Side Letter"), each duly executed by each Borrower, AFG and TEC AcquiSub, and the Supplemental Arrangement Fee and the Supplemental Agent's Fee described in the Supplemental Fee Letter and the Supplemental Agent's Side Letter, respectively.

                           (g) Receipt by Agent of an originally  executed legal
opinion of Stephen Peary, general counsel of each Borrower and Guarantor, on behalf of each Borrower and Guarantor, in form and substance satisfactory to Lenders, dated as of the effective date of this Amendment and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

                           (h)  Satisfaction,  to the  approval  of Lenders  and
Agent, of all conditions precedent to the effectiveness of Amendment No. 2 to Amended and Restated Warehousing Credit Agreement dated as of the date hereof by and among TEC AcquiSub, Lenders and Agent.

                           (i)  Satisfaction,  to the  approval  of Lenders  and
Agent, of all conditions precedent to the effectiveness of Amendment No. 1 to Warehousing Credit Agreement dated as of the date hereof by and among AFG, Lenders and Agent.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  8. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

                  9. FLEET AS LENDER. Upon the execution and delivery of this Amendment, Fleet shall be a Lender and a party to the Credit Agreement, and shall be entitled to the rights and benefits of the Loan Documents and, to the extent of the percentage equivalent of Fleet's Commitment under the Facility divided by the aggregate Commitment of all Lenders under the Facility, have the rights and obligations of a Lender thereunder.

                  10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS                   PLM EQUIPMENT GROWTH FUND IV

                            BY PLM FINANCIAL SERVICES, INC.,
                            ITS GENERAL PARTNER


                            By  /s/ J. Michael Allgood
                                ---------------------------
                                J. Michael Allgood
                                Chief Financial Officer


                            PLM EQUIPMENT GROWTH FUND V

                            BY PLM FINANCIAL SERVICES, INC.,
                            ITS GENERAL PARTNER


                            By  /s/ J. Michael Allgood
                                --------------------------
                                J. Michael Allgood
                                Chief Financial Officer

                            PLM EQUIPMENT GROWTH FUND VI

                            BY PLM FINANCIAL SERVICES, INC.,
                            ITS GENERAL PARTNER


                            By  /s/ J. Michael Allgood
                                ---------------------------
                                J. Michael Allgood
                                Chief Financial Officer


                            PLM EQUIPMENT GROWTH & INCOME FUND VII

                            BY PLM FINANCIAL SERVICES, INC.,
                            ITS GENERAL PARTNER


                            By  /s/ J. Michael Allgood
                                ---------------------------
                                J. Michael Allgood
                                Chief Financial Officer

                            PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.

                            BY PLM FINANCIAL SERVICES, INC.,
                            ITS MANAGER


                            By  /s/ J. Michael Allgood
                                ---------------------------
                                J. Michael Allgood
                                Chief Financial Officer


FSI                         PLM FINANCIAL SERVICES, INC.


                            By  /s/ J. Michael Allgood
                                --------------------------
                                J. Michael Allgood
                                Chief Financial Officer


LENDERS                     FIRST UNION NATIONAL BANK OF
                            NORTH CAROLINA


                            By  /s/ Bill A. Shirley
                                -------------------------
                                Bill A. Shirley
                                Vice President


                            FLEET BANK, N.A.


                            By /s/ Felix Herrera
                               ----------------------
                            Printed Name: Felix Herrera
                            Title:  Vice President


AGENT                       FIRST UNION NATIONAL BANK OF
                            NORTH CAROLINA, as Agent


                            By /s/ Bill A. Shirley
                               -----------------------
                               Bill A. Shirley
                               Vice President

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY
                                 (Growth Funds)


                  11. PLM Financial Services, Inc. ("FSI") hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment No. 1 to Second Amended and Restated Warehousing Credit Agreement ("Amendment").

                  12. FSI hereby consents to this Amendment and agrees that its Guaranty of the Obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

                  13. FSI represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its Guaranty are true, accurate and complete as if made the date hereof.

GUARANTOR                 PLM FINANCIAL SERVICES, INC.


                          By   /s/ J. Michael Allgood
                               ----------------------------
                               J. Michael Allgood
                               Chief Financial Officer

                                   SCHEDULE A

                                   COMMITMENTS



           LENDER                      COMMITMENT                PRO RATA SHARE

First Union National Bank              $35,000,000               35/50 x 100%
  of North Carolina

Fleet Bank, N.A.                       $15,000,000               15/50 x 100%

                                    EXHIBIT A


                            REVOLVING PROMISSORY NOTE
                                    [LENDER]

$____________                                       San Francisco, California
                                                     Date:   November 5, 1996


         [BORROWER],  a  _____________________   (the  "Borrower"),   FOR  VALUE
RECEIVED, hereby unconditionally promises to pay to the order of [LENDER] ("[_________________]"), in lawful money of the United States of America, the aggregate outstanding principal amount of [_________________]'s Pro Rata Share of all Loans made to the Borrower under the Credit Agreement referred to below, payable in the amounts, on the dates and in the manner set forth below.

         This revolving promissory note (this "Note") is one of the Notes referred to and defined in that certain Second Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment No. 1 to Second Amended and Restated Warehousing Credit Agreement dated as of even date herewith (as the same may from time to time be further amended, modified, supplemented, renewed, extended or restated, the "Credit Agreement") by and among the Borrower, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, PLM Equipment Growth & Income Fund VII, Professional Lease Management Income Fund I, L.L.C., PLM Financial Services, Inc. ("FSI"), First Union National Bank Of North Carolina, solely in its capacity as agent (solely in such capacity, the "Agent") for [_________________] and such other financial institutions as shall from time to time become "Lenders" pursuant to Section
11.10 of the Credit Agreement (such entities, together with their respective successors and assigns being collectively referred to herein as the "Lenders"), and the Lenders, and amends, restates and replaces that certain Revolving Promissory Note dated May 31, 1996, executed and delivered by the Borrower in favor of and to the Agent, on behalf of the Lenders. All capitalized terms used but not defined herein shall have the same meaning as given to them in the Credit Agreement.

                  14. Principal Payments. Subject to the terms and conditions of the Credit Agreement, including, without limitation, terms relating to mandatory prepayments of principal (Section 2.2.3), the entire principal amount outstanding under each Loan evidenced by this Note shall be due and payable on the Maturity Date with respect to such Loan, with any and all unpaid and not previously due and payable principal amounts under each such Loan being due and payable on the Commitment Termination Date.


                  15. Interest Rate. The Borrower further promises to pay interest on the sum of the daily unpaid principal balance of all Loans evidenced by this Note outstanding on each day in lawful money of the United States of America, from the Closing Date until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Credit Agreement.

                  16. Place Of Payment. All amounts payable hereunder shall be payable to the Agent, on behalf of [_________________], at the office of First Union National Bank of North Carolina, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Elisha Sabido, or such other place of payment as may be specified by the Agent in writing.

                  17. Application Of Payments; Acceleration. Payments on this Note shall be applied in the manner set forth in the Credit Agreement. The Credit Agreement contains provisions for acceleration of the maturity of the Loans upon the occurrence of certain stated events and also provides for mandatory and optional prepayments of principal prior to the stated maturity on the terms and conditions therein specified.

         Each Advance made by [_________________] to the Borrower constituting [_________________]'s Pro Rata Share of a Loan made to the Borrower pursuant to the Credit Agreement shall be recorded by [_________________] on its books and records. The failure of [_________________] to record any such Advance or any repayment or prepayment made on account of the principal balance thereof shall not limit or otherwise affect the obligation of the Borrower under this Note and under the Credit Agreement to pay the principal, interest and other amounts due and payable thereunder.

                  18. Default. The Borrower's failure to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on or within five (5) calendar days after the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Credit Agreement with respect to the Borrower, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of the Required Lenders, be immediately collectible by the Lenders and the Agent pursuant to the Credit Agreement and applicable law.

                  19. Waivers. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lenders, including, without limitation, reasonable attorneys' fees, costs and other expenses as provided in the Credit Agreement.

                  20. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                  21. Successors And Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to the Borrower and shall extend to any holder hereof.

BORROWER                               [BORROWER]

                                       By:      PLM FINANCIAL SERVICES, INC.,
                                                a Delaware corporation
                                                its general partner/manager



                                       By
                                                J. Michael Allgood
                                                Chief Financial Officer

                                    EXHIBIT B


                           BORROWING BASE CERTIFICATE

                            [Insert Borrower's Name]


                                                     __________________, 199_



First Union National Bank of North Carolina, as Agent
One First Union Center
301 South College Street
Charlotte, NC  28288
Attention:  Milton Anderson

Re: Second Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, as amended by Amendment No. 1 to Second Amended and Restated Warehousing Agreement dated as of November 5, 1996 (as the same may from time to time be further amended, modified, supplemented or restated, the "Credit Agreement"), by and among PLM Equipment Growth Fund IV, a California limited partnership, PLM Equipment Growth Fund V, a California limited partnership, PLM Equipment Growth Fund VI, a California limited partnership, PLM Equipment Growth & Income Fund VII, a California limited partnership, Professional Lease Management Income Fund I, L.L.C., a Delaware limited partnership (any one individually, a "Borrower," and collectively "Borrowers"), PLM Financial Services, Inc., a Delaware corporation and the sole general partner or manager of the Borrowers ("FSI"), First Union National Bank of North Carolina ("FUNB"), Fleet Bank, N.A. and each other lender whose name is set forth on the signature pages to the Agreement or which may hereafter execute and deliver an instrument of assignment pursuant to Section
         11.10 of the Agreement (any one individually, a "Lender," and collectively, "Lenders") and FUNB as Agent, on behalf of Lenders

Ladies and Gentlemen:

Reference is made to the Credit Agreement. The capitalized terms used in this Borrowing Base Certificate and not defined herein have the same meaning as given to them in the Credit Agreement.

Pursuant to Section 5.1.3 of the Credit Agreement, the undersigned Borrower hereby certifies as follows:

                  22. The information furnished in Schedule 1 attached hereto was true, accurate and complete as of the last day of the calendar month immediately preceding the date of this Borrowing Base Certificate; provided, however, that if such certificate is being delivered with respect to a requested borrowing of a Loan under the Credit Agreement, then if expressly provided, so stated in Schedule 1, such information shall be true, accurate and complete through the requested Funding Date. The calculation of each item is subject to the more detailed description thereof set forth in the Credit Agreement.


                  23. Except as disclosed in Schedule 2 attached hereto, the representations and warranties set forth in Section 4 of the Credit Agreement are true, accurate and complete as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be deemed to be made as of such date; and

                  24. The Borrower does not have knowledge of the existence, as of the date hereof, of any Event of Default or Potential Event of Default, except for such conditions or events listed on Schedule 2 attached hereto and incorporated herein by this reference, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto.

         IN WITNESS WHEREOF, this Borrowing Base Certificate is executed by the undersigned this ____ day of , 199 .

                                       [INSERT BORROWER NAME]

                                       By:      PLM FINANCIAL SERVICES, INC.,
                                                a Delaware corporation,
                                                its general partner/manager



                                       By:
                                       Printed Name:
                                       Title:
Received by:

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA,
in its capacity as Agent
under the Credit Agreement



By:
Printed Name:
Title:
Date:

                                  SCHEDULE 1 TO
                           BORROWING BASE CERTIFICATE

                                               Dated            , 199

Calculated separately for each Borrower:
                                                                                                     $----------
1.             Fifty  percent  (50.0%) of the  unrestricted  cash  available for purchase of Eligible Inventory by Borrower

               25.       The lesser of Line 2(a)(vi) or Line 2(b)(vi):                               $__________

                (a)     (i)  The   aggregate  net  book  value  of  all  Eligible
                        Inventory $__________ (including the item(s) of Eligible
                        Inventory   being   financed  with  this  Loan  if  this
                        certificate  is  supplied  in  connection  with  a  Loan
                        request)  owned  of  record  by  Borrower  or  a  Marine
                        Subsidiary  or of  record  by an Owner  Trustee  for the
                        beneficial interest of Borrower or any Marine Subsidiary

                        .1        The aggregate net book value of all Eligible  Inventory listed     $__________
                        in Line  2(a)(i)  that is  off-lease or that is subject to a Lease under which any  applicable  lease or rental  payment is more than ninety (90)
                        days past due

                        .2        Fifteen percent (15.0%) of Line 2(a)(i)                            $__________

                        .3        The  amount,  if any,  by which  Line  2(a)(ii)  exceeds  Line     $__________
                        2(a)(iii)

                        .4        Line 2(a)(i) minus Line 2(a)(iv)                                   $__________

                        .5        Seventy percent (70.0%) of Line 2(a)(v)                            $__________

or

               2         (i)     The aggregate  net fair market value of all Eligible  Inventory     $__________
                        (including  the item(s) of Eligible  Inventory  being financed with this
                        Loan if this  certificate is supplied in connection with a Loan request)
                        owned of record by  Borrower or a Marine  Subsidiary  or of record by an
                        Owner  Trustee  for the  beneficial  interest  of Borrower or any Marine
                        Subsidiary

                        .1        The aggregate net fair market value of all Eligible  Inventory     $__________
                        listed in Line  2(b)(i)  that is off-lease or that is subject to a Lease under which any  applicable  lease or rental payment is more than ninety
                        (90) days past due

                        .2        Fifteen percent (15.0%) of Line 2(b)(i)                            $__________

                        .3        The  amount,  if any,  by which  Line  2(b)(ii)  exceeds  Line     $__________
                        2(b)(iii)

                        .4        Line 2(b)(i) minus Line 2(a)(iv)                                   $__________

                        .5        Fifty percent (50.0%) of Line 2(b)(v)

                3.      The  aggregate  Consolidated  Funded  Debt  of  Borrower  excluding  the     $__________
               principal amount of any Loans outstanding to Borrower under the Credit Agreement

                4.       Line 1 plus Line 2 minus Line 3                                             $__________

NOTE: Lines 1, 2 and 3 to be computed (a) with respect to any requested Loan, as of the requested Funding Date, and (b) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to
         Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided, that for the purpose of computing the Borrowing Base under this Line 1, in the event that Borrower or a Marine Subsidiary shall own less than one hundred percent
         (100.0%) of the record or beneficial  interests in any item of Eligible
         Inventory, with one or more of the other Equipment Growth Funds owning of record or beneficially the remaining interests, there shall be included only Borrower's or such Marine Subsidiary's, as the case may be, ratable interest in such item of Eligible Inventory)

               26. Aggregate amount outstanding under TEC AcquiSub Agreement and the AFG $__________ Agreement

               27. Aggregate amount outstanding under the Credit Agreement for all $__________ Borrowers (include any amounts to be drawn or proposed to be drawn by any other Borrower as of the date of this certificate and not reflected as outstanding under the Credit
               Agreement)

               28.       $50,000,000 less Line 5 plus 6                                                        $__________

               29.       Lesser of (a) Line 4 and (b) Line 7                                                   $__________

               30.       Lesser of Line 8 and $35,000,000                                                      $__________

               31.       Amount request to be advanced (must not be greater than Line 9)             $__________


                                  SCHEDULE 2 TO

                           BORROWING BASE CERTIFICATE

                          Dated ________________, 199_

                               LIST OF EXCEPTIONS


Condition(s) or event(s)  constituting an Event of Default or Potential Event of
Default:






Period of existence:






Remedial action with respect to such condition or event: